Exhibit 99.1

Colombier Acquisition Corp. Announces Effectiveness of

Registration Statement on Form S-4 in Connection with its

Proposed Business Combination with PublicSq.

Special Meeting of Colombier Stockholders to Approve Business Combination Scheduled for July 19, 2023

Upon Closing, the Name of the Combined Company Will Be “PSQ Holdings, Inc.” and is Expected to Trade on the NYSE Under the Tickers “PSQH” and “PSQH WS”

Visit www.PublicSqColombier.com to Learn More About the Business Combination and Sign Up for Important Updates

PALM BEACH, Fla.--(BUSINESS WIRE)--Colombier Acquisition Corp. (NYSE: CLBR) (“Colombier”), a publicly traded special purpose acquisition company, today announced that the Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form S-4 (as amended, “Registration Statement”) in connection with the proposed business combination (the “Business Combination”) with PSQ Holdings, Inc. (“PublicSq.”), a leading marketplace of patriotic businesses and consumers.

On February 27, 2023, Colombier and PublicSq. entered into a definitive agreement and plan of merger (the “Merger Agreement”) with respect to the proposed Business Combination. The Merger Agreement and the transaction contemplated therein have been approved by the board of directors of Colombier (the “Colombier Board”). Additional materials regarding the proposed Business Combination are available on the transaction website at www.PublicSqColombier.com.

Colombier will hold a special meeting of stockholders (the “Special Meeting”) via live webcast at www.cstproxy.com/colombierspac/2023 on July 19, 2023 at 10:00 a.m. Eastern Time for its stockholders of record as of June 12, 2023 (the “Record Date”), to approve the proposed Business Combination and related matters. Colombier will file with the SEC a definitive proxy statement/prospectus relating to the proposed Business Combination and will mail the definitive proxy statement/prospectus to its stockholders as of the Record Date. The Merger Agreement contains certain closing conditions customary for transactions similar to the Business Combination, which have been satisfied or waived (including the condition that Colombier have certain cash or cash equivalents as of the closing, as specified in the Merger Agreement), or which the parties expect to be satisfied or waived. The Business Combination is expected to close shortly after the Special Meeting.

Following the closing of the Business Combination, the combined company will be renamed “PSQ Holdings, Inc.” and its common stock and warrants will trade on the New York Stock Exchange (“NYSE”) under the symbols “PSQH” and “PSQH WS,” respectively.

Michael Seifert, the Founder and Chief Executive Officer of PublicSq., commented: “We have witnessed the pronounced need for the values of Main Street to be represented on Wall Street. PublicSq. provides that solution for an emerging parallel economy full of patriotic consumers that are ready to spend their money with companies that respect and share their values. We’re grateful for the community of over a million and counting freedom-loving Americans who are registered on our platform as members and the over 55,000 business vendors that have joined us. We’re excited about the opportunity to be a company ‘by the people,’ ‘for the people,’ and owned by ‘We the People’ and we appreciate the support received from the investment community thus far.”

Omeed Malik, Chairman and CEO of Colombier said, “PublicSq. has seen significant growth of new members and businesses on the app. We believe this growth is evidence that the Company is poised for long-term value creation and look forward to supporting PublicSq. as it prepares to become a publicly listed company.”

Colombier stockholders are urged to read the proxy materials, including, among other things, the reasons for the unanimous recommendation by Colombier’s Board that all stockholders vote “FOR” ALL PROPOSALS included in the definitive proxy statement/prospectus in advance of the Special Meeting by telephone, via the Internet or by signing, dating and returning the proxy card upon receipt by following the instructions on the proxy card. If you have any questions or need assistance voting, please contact Morrow Sodali LLC, Colombier’s proxy solicitor, by telephone at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400) or by email at CLBR.info@investor.morrowsodali.com. Colombier stockholders whose shares are held of record by a broker, bank, or other nominee should contact their broker, bank, or nominee to ensure that their shares are voted.

Your vote FOR ALL proposals is important, no matter how many or how few shares you own.

Advisors

Cantor Fitzgerald & Co. is serving as a capital markets advisor on the Business Combination.

Ellenoff Grossman & Schole LLP and Eversheds Sutherland LLP are serving as legal advisors to Colombier.

Wilmer Cutler Pickering Hale and Dorr LLP is serving as legal advisor to PublicSq.

About PublicSq.

PublicSq. is an app and website that connect freedom-loving Americans to high-quality businesses that share their values, both online and in their local communities. The primary mission of the platform is to help consumers “shop their values” and put purpose behind their purchases. In less than ten months since its nationwide launch, PublicSq. has seen tremendous growth and proven to the nation that the parallel, “patriotic” economy can be a major force in commerce. The platform has over 55,000 businesses from a variety of different industries and over 1.1 million consumer members. It is free to join for both consumers and business owners alike. To learn more, download the app on the App Store or Google Play, or visit PublicSq.com.

About Colombier

Colombier Acquisition Corp. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”), Colombier has filed a registration statement on Form S-4 (the “Registration Statement”) with, and now declared effective by, the SEC, which includes a preliminary proxy statement and a prospectus in connection with the Proposed Transaction. STOCKHOLDERS OF COLOMBIER ARE ADVISED TO READ, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. Now that the Registration Statement has been declared effective, Colombier will mail the definitive proxy statement/prospectus and a proxy card to each stockholder of Colombier as of the record date for the special meeting of Colombier stockholders for voting on the Proposed Transaction. Stockholders and other interested persons are also able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, the Registration Statement and other documents filed by Colombier with the SEC that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov. Stockholders are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Proposed Transaction that Colombier has filed or will file with the SEC, when they become available, because they do or will contain important information about Colombier, PSQ, and the Proposed Transaction.

Colombier’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Colombier Acquisition Corp., 214 Brazilian Avenue, Suite 200-J, Palm Beach, FL 33480; e-mail: ir@colombierspac.com. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Participants in Solicitation

Colombier, PublicSq. and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Colombier’s stockholders in connection with the Proposed Transaction. Colombier’s stockholders and other interested persons may obtain more detailed information regarding the names, affiliations, and interests of certain of Colombier executive officers and directors in the solicitation by reading Colombier’s final prospectus filed with the SEC on June 9, 2021 in connection with Colombier’s initial public offering, Colombier’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 24, 2023 and Colombier’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction, which may, in some cases, be different from those of stockholders generally, are set forth in the Registration Statement. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

Neither the dissemination of this press release nor any part of its contents is to be taken as any form of commitment on the part of Colombier or PublicSq. or any of their respective affiliates to enter any contract or otherwise create any legally binding obligation or commitment. This press release shall not constitute or form part of any offer or invitation to sell, or any solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This press release is not, and under no circumstances is to be construed as, a prospectus, a public offering, or an offering memorandum as defined under applicable securities laws and shall not form the basis of any contract. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended or an exemption therefrom.

Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSq. and the Proposed Transaction and the future held by the respective management teams of Colombier or PublicSq., the anticipated benefits and the anticipated timing of the Proposed Transaction, future financial condition and performance of PublicSq. and expected financial impacts of the Proposed Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Proposed Transaction, financing transactions, if any, related to the Proposed Transaction, the level of redemptions of Colombier’s public stockholders and the products and markets and expected future performance and market opportunities of PublicSq. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Colombier’s securities, (ii) the risk that the Proposed Transaction may not be completed by Colombier’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Colombier, (iii) the failure to obtain the approval of the Proposed Transactions from the stockholders of Colombier and PSQ, respectively, (iv) the failure to obtain regulatory approvals, as applicable, required to consummate the Proposed Transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the Proposed Transaction on PublicSq.’s business relationships, operating results, and business generally, (vii) risks that the Proposed Transaction disrupts current plans and operations of PublicSq., (viii) the outcome of any legal proceedings that may be instituted against PublicSq. or against Colombier related to the Merger Agreement or the Proposed Transaction, (ix) the ability to satisfy and maintain the listing of Colombier’s securities on the New York Stock Exchange or another national securities exchange, (x) changes in the competitive industries and markets in which PublicSq. operates; variations in performance across competitors, changes in laws and regulations affecting PublicSq.’s business and changes in the combined capital structure, (xi) the ability to implement business plans, growth, marketplace and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities, (xii) the potential inability of PublicSq. to achieve its business and consumer growth and technical development plans, (xiii) the ability of PublicSq. to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSq. of the intellectual property rights of others, (xiv) risk of loss of key influencers, media outlets and promoters of PublicSq.’s business or a loss of reputation of PublicSq. or reduced interest in the mission and values of PublicSq. and the segment of the consumer marketplace it intends to serve and (xv) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of Colombier’s IPO prospectus filed with the SEC on June 9, 2021, Colombier’s Annual Report on Form 10-K filed for the year ended December 31, 2022, as filed with the SEC on March 24, 2023, and subsequent periodic reports filed by Colombier with the SEC, the Registration Statement and other documents filed or to be filed by Colombier from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither PublicSq. nor Colombier assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither PublicSq. nor Colombier gives any assurance that either PublicSq. or Colombier, or the combined company, will achieve its expectations.

Information Sources; No Representations

This press release has been prepared for use by Colombier and PublicSq. in connection with the Proposed Transaction. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Colombier derived entirely from Colombier and all information relating to the business, past performance, results of operations and financial condition of PublicSq. derived entirely from PublicSq. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the communication. To the fullest extent permitted by law, under no circumstances will Colombier or PublicSq., or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the this communication (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of PublicSq. has been derived, directly or indirectly, exclusively from PublicSq. and has not been independently verified by Colombier. Neither the independent auditors of Colombier nor the independent auditors of PublicSq. audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the communication and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the communication.

Contacts

For Investors:

Longacre Square Partners

IRCLBR@longacresquare.com

For Media:

JCONNELLY

psq@jconnelly.com

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